Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2013
Summary of Significant Accounting Policies [Abstract]
Weighted-average common shares for the computation of EPS
Earnings Per Share The difference between basic and diluted earnings per share (“EPS“) is the dilutive effect of stock options and nonvested stock. Diluted EPS assumes that nonvested stock has vested and all dilutive stock options, for which the average market price exceeds the exercise price (in-the-money), are exercised. Stock options for which the exercise price exceeds the average market price (out-of-the-money) have an anti-dilutive effect on EPS, and accordingly, are excluded from the calculation. Weighted-average common shares for the computation of EPS were:

(in thousands)	2013	2012	2011
Basic weighted-average shares outstanding	49,755	49,596	49,746
Diluted weighted-average shares outstanding	49,934	49,822	49,937